Rule 497(e)
Registration No. 333-141917
1940 Act File No. 811-22045

WISCONSIN CAPITAL FUNDS, INC.

Plumb Balanced Fund • Plumb Equity Fund

Supplement Dated May 2, 2008 to
Prospectus Dated May 24, 2007, as Supplemented through January 2, 2008

Resignation of the Funds’ Vice President and One of Their Portfolio Managers

Mr. David B. Duchow, a member of the team of investment professionals that manages the Funds and Vice President for the Funds, announced that effective May 2, 2008, he is resigning from his positions with the Funds and with Wisconsin Capital Management, LLC. The Funds will continue to be managed by Mr. Thomas G. Plumb and Mr. Timothy R. O’Brien.

WISCONSIN CAPITAL FUNDS, INC.

Plumb Balanced Fund • Plumb Equity Fund

Supplement Dated May 2, 2008 to
Statement of Additional Information Dated May 24, 2007, as Supplemented through
October 16, 2007

Resignation of the Funds’ Vice President and One of Their Portfolio Managers

Mr. David B. Duchow, a member of the team of investment professionals that manages the Funds and Vice President for the Funds, announced that effective May 2, 2008, he is resigning from his positions with the Funds and with Wisconsin Capital Management, LLC. The Funds will continue to be managed by Mr. Thomas G. Plumb and Mr. Timothy R. O’Brien.

Resignation of the Funds' Secretary and One of Their Portfolio Managers

Mr. Clint A. Oppermann, a member of the team of investment professionals that manages the Funds and Secretary for the Funds, announced that effective December 31, 2007, he is resigning from his positions with the Funds and with Wisconsin Capital Management, LLC to pursue other interests.

Ms. Donna M. Baker, currently the Controller for Wisconsin Capital Management, LLC, has been appointed by the Funds' Board of Directors to become Secretary for the Funds. Certain information about Ms. Baker is presented below

Name, Address and Age	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director

Donna M. Baker Birthdate: 03/16/64	Secretary	Since 2007	Controller, Wisconsin Capital Management, LLC, since 8/2004; Business Manager, Madison Country Day School, Madison WI, from 1/2002 to 7/2004.	None

WCM, Inc. Deregistration

WCM, Inc., the manager of Wisconsin Capital Management, LLC, which is the advisor to the Funds, has decided that it will no longer be an investment advisor registered with the United States Securities and Exchange Commission (“SEC”). WCM, Inc. intends to file a withdrawal form with the SEC seeking deregistration on or about January 2, 2008. This change to WCM, Inc. will not affect Wisconsin Capital Management, LLC’s services to the Funds. Wisconsin Capital Management, LLC will continue to act as investment advisor to the Funds and will maintain its registration as an investment advisor with the SEC.

Amendments to the Funds’ Portfolio Holdings Disclosure Policy

The Funds amended their Policy Regarding Disclosure of Portfolio Holdings to permit the Funds to post a complete schedule of their respective portfolio holdings as of the end of a fiscal quarter on their website within 30 days after the end of such fiscal quarter. Previously, the Funds were required to post the schedule on their website on the 30th day after the end of a fiscal quarter.